Exhibit 10.23
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                         GENERAL AGREEMENT OF INDEMNITY

         WHEREAS, the undersigned (hereinafter individually and collectively called "Indemnitor") desires __________________ or any of its subsidiary or affiliated insurers (hereinafter called "Company") to execute bonds including undertakings and other like obligations (hereinafter referred to as bond or bonds) on behalf of _____________________
______________________________________________________________________________
or on behalf of any of its subsidiaries or on behalf of any subsidiary of a subsidiary or successive subsidiaries, direct or indirect, now existing or hereafter created (hereinafter called "Subsidiaries") or on behalf of any one or more of them and also desires the execution of bonds on behalf of individuals, partnerships, corporations, limited liability, companies or any other similarly unincorporated associations of members (hereinafter called "Affiliates").

         WHEREAS, from time to time
_____________________________________________ or one or more of its Subsidiaries or Affiliates may participate in joint ventures with others, and bonds will be required on behalf of _________________________________________________ or one
or more of its Subsidiaries or Affiliates along with the other participants in such joint ventures.

         NOW, THEREFORE, in consideration of the Company executing said bond or bonds, and the undersigned Indemnitor hereby requests the execution thereof, and in consideration of the sum of One Dollar paid to the Indemnitor by said Company, the receipt whereof is hereby acknowledged, the Indemnitor, being benefited by the execution and delivery of said bond or bonds, hereby agrees that it will at all times jointly and severally indemnify and save harmless said Company from and against any and all loss, cost, damage or expense, including court costs and attorneys' fees, which it shall at any time incur by reason of its execution and/or delivery of said bond or bonds or its payment of any claim or liability thereunder and will place the said Company in funds to meet all its liability under said bond or bonds promptly or request and before it may be required to make any payment thereunder and that the voucher or other evidence of payment by said Company of any such loss, cost, damage, expense, claim, or liability shall be prima facie evidence of the fact and amount of the Indemnitor's liability to said Company under this Agreement.

         IT IS UNDERSTOOD AND AGREED that, with respect to any bonds on behalf of __________________________________________________, or any Subsidiary or
Affiliate, participating in a joint venture, if specific application is filed with the Company for such bonds, the liability of the Indemnitor to the Company with respect to such joint venture bonds shall be limited to the amount expressly set forth in said application.

         IT IS UNDERSTOOD AND AGREED that, all of the terms, provisions, and conditions of this Agreement shall be extended to and for the benefit not only of the Company, either as a direct writing company or as a co-surety or reinsurer, but also for the benefit of any surety or insurance company or companies with which the Company may participate as a co-surety or reinsurer and also for the benefit of any other company which may execute any bond or bonds at the request of the Company on behalf of the Indemnitor or any of its Subsidiaries or Affiliates.

         IT IS FURTHER UNDERSTOOD AND AGREED that, this Agreement is in addition to, and not in lieu of any other agreements of Indemnity of similar agreements executed by any Indemnitor or any of its Subsidiaries or Affiliates in favor of the Company.

         IT IS FURTHER UNDERSTOOD AND AGREED that, said Indemnitor, its heirs, successors and assigns are jointly and severally bound by the foregoing conditions of this Agreement.

         IN WITNESS WHEREOF the Indemnitor has signed this instrument under seal this ____ day of _________________________.



BY:_______________________________                        BY:________________
     Name:________________________                             Name:_________
     Title:_______________________                             Title:________






BY:_______________________________                        BY:________________
     Name:________________________                             Name:_________
     Title:_______________________                             Title:________


                          CERTIFICATE OF ACKNOWLEDGMENT


State of
County of ______________


         On __________ before me _________________________________ personally
appeared                        (notary public or other court officer)

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              (name and title of the officer signing the agreement) personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature                                                (Seal)
          -------------------------------------------          ----------------



                          CERTIFICATE OF ACKNOWLEDGMENT


State of
County of ______________


         On __________ before me _________________________________ personally
appeared                        (notary public or other court officer)

 -----------------------------------------------------------------------------
              (name and title of the officer signing the agreement) personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature                                                (Seal)
          -------------------------------------------           -------------



                          CERTIFICATE OF ACKNOWLEDGMENT


State of
County of _______________


         On __________ before me _________________________________ personally
appeared                       (notary public or other court officer)

  -----------------------------------------------------------------------------
              (name and title of the officer signing the agreement) personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature                                                (Seal)
          ------------------------------                        ------------

                          CERTIFICATE OF ACKNOWLEDGMENT

State of
County of _______________


         On __________ before me _________________________________ personally
appeared                        (notary public or other court officer)

  -----------------------------------------------------------------------------
              (name and title of the officer signing the agreement) personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


Signature                                                (Seal)
          -------------------------------------------           ------------